UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 25, 2008
EXTERRAN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4444 Brittmoore Road, Houston, Texas	77041

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 335-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Exterran Partners, L.P. Long-Term Incentive Plan
On February 26, 2008, the Board of Directors of Exterran GP LLC, the general partner of the general partner of Exterran Partners, L.P. (the “Partnership”) approved an amendment to the Partnership’s Long-Term Incentive Plan (the “LTIP”) to, among other things, change the name of the LTIP to the Exterran Partners, L.P. Long-Term Incentive Plan, and increase the number of units available for awards under the LTIP from 625,000 to 1,035,378. The foregoing description of the LTIP amendment is qualified in its entirety by reference to the full text of that amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated into this Item 5.02 by reference.
Action by Exterran Holdings, Inc.
2007 Officer Incentive Plan
On February 25, 2008, the Compensation Committee of the Board of Directors of Exterran Holdings, Inc. (“Exterran”) approved annual incentive bonuses for 2007 under the Universal Compression Holdings, Inc. Officer Incentive Plan (the “OIP”) for the following named executive officers:

		2007 Annual Incentive Bonus
Officer	Title	($)

Stephen A. Snider	President & Chief Executive Officer	350,000

Daniel K. Schlanger(1)	Senior Vice President and Chief Financial Officer	150,000

J. Michael Anderson	Senior Vice President	200,000

D. Bradley Childers	Senior Vice President, Corporate Development	200,000

Donald C. Wayne	Vice President, General Counsel & Secretary	100,000

(1)	Mr. Schlanger was not an executive officer of Universal Compression Holdings, Inc. and, therefore, his bonus target was established outside of the OIP.
The amounts awarded under the 2007 OIP are expected to be paid in March 2008. Pursuant to the terms of an omnibus agreement between us, our general partner, Exterran and others (the “Omnibus Agreement”), we will reimburse Exterran for that portion of our named executive officers’ compensation, including the 2007 annual incentive bonuses, allocated to us.
Changes to Base Salaries
On February 25, 2008, the Compensation Committee of Exterran’s Board of Directors approved changes, expected to be effective in April 2008, to the annual base salaries of the following named executive officers:

		Amount of
		Increase	New Base Salary
Officer	Title	($)	($)

Stephen A. Snider	President & Chief Executive Officer	28,000	600,000

Daniel K. Schlanger	Senior Vice President and Chief Financial Officer	24,000	300,000

J. Michael Anderson	Senior Vice President	33,000	355,000

		Amount of
		Increase	New Base Salary
Officer	Title	($)	($)

D. Bradley Childers	Senior Vice President, Corporate Development	28,000	340,000

Donald C. Wayne	Vice President, General Counsel & Secretary	25,000	285,000
Pursuant to the terms of the Omnibus Agreement, we will reimburse Exterran for that portion of our named executive officers’ compensation, including the 2008 base salaries, allocated to us.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment to Exterran Partners, L.P. Long-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.
	By:	Exterran General Partner, LP, its
general partner

	By:	Exterran GP LLC, its general partner
(Registrant)

February 29, 2008	By:	/s/ Daniel K. Schlanger
Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment to Exterran Partners, L.P. Long-Term Incentive Plan